Exhibit 99.1

TransAct Technologies Appoints Troy Ingianni as Chief Financial Officer

Leadership Transition Continues to Support Focus on Recurring Revenue Growth

HAMDEN, CT – June 29, 2026 – TransAct Technologies Incorporated (Nasdaq: TACT) (“TransAct” or the “Company”), a leading provider of SaaS platform and integrated hardware solutions, today announced the appointment of Troy Ingianni as Chief Financial Officer, effective July 1, 2026.

Mr. Ingianni brings more than 25 years of financial leadership experience across publicly traded and privately held international organizations. Most recently, Mr. Ingianni served as Vice President, Global Controller and Chief Accounting Officer at Barnes Group Inc. (NYSE: B), a global aerospace and industrial manufacturer which was acquired by Apollo Funds for $3.6 billion. Mr. Ingianni spent 15 years at Barnes Group in roles of increasing responsibility, including Director of Technical Accounting and SEC Reporting and Assistant Controller and led all aspects of SEC reporting, including global consolidations, SOX compliance, acquisition and divestiture accounting, IFRS matters, and statutory reporting across more than 50 legal entities worldwide.

Prior to Barnes Group, Mr. Ingianni served as a Senior Manager in Audit Assurance and Advisory Services at Deloitte & Touche LLP, where he led financial statement audits and advisory engagements for publicly traded and privately held manufacturing companies across the Americas, Asia, and Europe. He began his career at Pratt & Whitney as a Cost Analyst. Mr. Ingianni is a Certified Public Accountant in the State of Connecticut and holds a Master of Science in Accounting and an MBA in Finance, both from the University of Connecticut, as well as a Bachelor of Arts from the University of Connecticut.

“As we continue to scale our BOHA! SaaS platform and build a higher-margin recurring revenue stream, strong financial leadership will be critical to our strategy. Troy’s exceptional background in technical accounting and public company financial leadership makes him the most qualified candidate to step into this role. His experience managing global organizations and his hands-on approach to partnering with executive leadership gives us great confidence in his ability to drive positive change at TransAct,” said John Dillon, Chief Executive Officer of TransAct.

“I am excited to join TransAct as Chief Financial Officer at such a pivotal moment for the Company. The BOHA! platform represents a compelling and growing opportunity, and I look forward to working alongside John and the entire team to strengthen our financial foundation and support TransAct’s continued growth. I am eager to contribute to the Company’s success and to help deliver long-term value for stockholders,” said Troy Ingianni, Chief Financial Officer of TransAct.

Mr. Ingianni succeeds Steven DeMartino as Chief Financial Officer of TransAct. Robert Campbell, who was previously announced to succeed Mr. DeMartino, has chosen to withdraw his candidacy for personal reasons.

About TransAct Technologies Incorporated

TransAct Technologies Incorporated is a leading provider of cloud-based software and integrated hardware solutions that redefine how organizations connect operations, technology and data to drive measurable business value. Through its BOHA!® solutions, serving over 19,000 foodservice locations worldwide, TransAct combines purpose-built hardware with a cloud-based SaaS platform to help foodservice operators automate food safety, improve operational efficiency and maintain trusted brand relevance. In the casino and gaming market, TransAct’s award-winning EPIC solutions enable ticket-in/ticket-out (TITO) functionality and advanced promotional capabilities that enhance player engagement and drive revenue for operators globally. TransAct also provides a comprehensive portfolio of consumables and service solutions, allowing customers to simplify operations and partner with a single, trusted provider across their technology ecosystem.

TransAct is headquartered in Hamden, CT. For more information, please visit transact-tech.com or call (203) 859-6800.

©2026 TRANSACT Technologies Incorporated. All rights reserved. TransAct® and BOHA!® are registered trademarks of TransAct Technologies Incorporated.

Forward-Looking Statements

Certain statements in this press release include forward-looking statements within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent current views about possible future events and are often identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “plan,” “predict,” “design” or “continue,” or the negative thereof, or other similar words. Forward-looking statements are subject to certain risks, uncertainties and assumptions. In the event that one or more of such risks or uncertainties materialize, or one or more underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following: the adverse effects of current economic conditions on our business, operations, financial condition, results of operations and capital resources; our ability to achieve the anticipated benefits of our acquisition of a licensed copy of the source code for the BOHA! software and risks to our reputation and business relating to the source code transition; our ability to successfully transition the BOHA! source code to our platform and systems and, until such transition is complete, our continued reliance on third parties to host and support our food service technology offerings; difficulties or delays in manufacturing or delivery of inventory or other supply chain disruptions; our dependence on a single contract manufacturer for the assembly of a large portion of our products in Asia; the imposition of additional duties, tariffs, quotas, taxes, trade barriers, capital flow restrictions and other charges on imports and exports by the United States or the governments of the countries in which we or our manufacturers and suppliers operate; the Russia/Ukraine and Middle East conflicts; inadequate manufacturing capacity or a shortfall or excess of inventory as a result of difficulty in predicting manufacturing requirements due to volatile economic conditions; price increases, decreased availability of third-party component parts or raw materials at reasonable prices, price wars or significant pricing pressures affecting the Company’s products in the United States or abroad; increased product costs or reduced customer demand for our products in the United States or abroad, including as a result of trade wars, tariffs or other trade actions; our ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; any system outages, interruptions or other disruptions to our software applications, including as a result of unexpected errors or mistakes in connection with over-the-air updates; our ability to successfully grow our business in the food service technology market; renewal rates for our subscription-based products; risks associated with the pursuit of strategic initiatives and business growth; our dependence on significant suppliers; our ability to recruit and retain quality employees; our dependence on third parties for sales outside the United States; marketplace acceptance of new products; risks associated with foreign operations; political and policy uncertainties and any adverse economic impacts resulting from such uncertainties; our ability to protect intellectual property; exchange rate fluctuations; the availability of needed financing on acceptable terms or at all; volatility of, and decreases in, trading prices of our common stock; and other risk factors identified and discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this release. We undertake no obligation to publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by applicable law.

Contact:

Ryan Gardella

ICR, Inc.

Ryan.Gardella@icrinc.com